EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Kelly Strategic ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Kelly Strategic ETF Trust for the period ended February 28, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Kelly Strategic ETF Trust for the stated period.

/s/ Kevin Kelly	/s/ Marcie McVeigh
Kevin Kelly	Marcie McVeigh
President /Principal Executive Officer,	Treasurer /Principal Financial Officer,
Kelly Strategic ETF Trust	Kelly Strategic ETF Trust

Dated: 4/27/2023	Dated: 4/27/2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Kelly Strategic ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.